UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
July 18, 2017 (July 17, 2017)

Rite Aid Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011
(Address of principal executive offices, including zip code)

(717) 761-2633
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Rite Aid Corporation (“Rite Aid”) held its 2017 Annual Meeting of Stockholders on July 17, 2017.  The following is a summary of the matters voted on at that meeting.

(a)
The stockholders elected Rite Aid’s nominees to the Board of Directors.  The persons elected to Rite Aid’s Board of Directors and the number of shares cast for, the number against, the number abstaining and broker non-votes, with respect to each of these persons, were as follows:

Name	For	Against	Abstain	Broker Non-Votes
Joseph B. Anderson, Jr.	464,770,226	49,445,782	2,986,176	320,174,278
Bruce G. Bodaken	477,953,549	35,815,351	3,433,284	320,174,278
David R. Jessick	472,131,698	41,982,672	3,087,814	320,174,278
Kevin E. Lofton	481,799,040	32,052,691	3,350,453	320,174,278
Myrtle S. Potter	481,612,103	32,311,242	3,278,839	320,174,278
Michael N. Regan	466,751,575	47,432,815	3,017,794	320,174,278
Frank A. Savage	481,555,042	32,208,384	3,438,758	320,174,278
John T. Standley	455,990,232	43,129,384	18,082,568	320,174,278
Marcy Syms	468,516,136	45,785,726	2,900,322	320,174,278

(b)
The stockholders ratified the appointment of Deloitte & Touche LLP as Rite Aid’s independent registered public accounting firm.  The number of shares cast in favor of the ratification of Deloitte & Touche LLP, the number against, the number abstaining and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
783,512,050	45,808,434	8,055,978	0

(c)
The stockholders approved, on an advisory basis, the compensation of Rite Aid’s Named Executive Officers as set forth in Rite Aid’s proxy statement for the 2017 Annual Meeting of Stockholders.  The number of shares cast in favor of the compensation of Rite Aid’s Named Executive Officers, the number against, the number abstaining and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
451,055,728	62,525,067	3,621,389	320,174,278

(d)
The stockholders recommended, on an advisory basis, a one year frequency of future advisory on the compensation of Rite Aid’s Named Executive Officers.  The number of shares cast in favor of a one year frequency of future advisory votes, the number cast in favor of a two year frequency of future advisory votes, the number cast in favor of a three year frequency of future advisory votes, and the number abstaining were as follows:

One Year	Two Years	Three Years	Abstain
460,594,469	3,075,268	45,724,758	7,807,689

In consideration of the stockholder vote at the 2017 Annual Meeting of Stockholders on the frequency proposal, at a meeting of Rite Aid’s Board of Directors held immediately following the 2017 Annual Meeting of Stockholders, the Board decided that Rite Aid will hold an advisory “say-on-pay” vote every year in connection with its annual meeting of stockholders until the next stockholder vote on the frequency of “say-on-pay” votes, which will be no later than Rite Aid’s annual meeting of stockholders in 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: July 18, 2017	By:	/s/ James J. Comitale
	Name:	James J. Comitale
	Title:	Senior Vice President, General Counsel